Goodwill	12 Months Ended
Dec. 31, 2017
Goodwill
Goodwill

3. Goodwill

        Goodwill resulted from the acquisition in 2005 of Ceres LNG Services Ltd., the vessel management company, which represents a cash-generating unit. On September 30, 2011, Ceres LNG Services Ltd. was renamed "GasLog LNG Services Ltd." As of December 31, 2017, the Group assessed the recoverable amount of goodwill, and concluded that goodwill associated with the Group's vessel management company was not impaired. The recoverable amount of the vessel management operations is determined based on a value-in-use calculation which uses cash flow to be generated based on financial budget for the year ending December 31, 2018, approved by management.

        The key assumptions used in the value-in-use calculations (2018 and beyond) are as follows:

(i)	Average inflation of 1.0% per annum;
(ii)	A pre-tax discount rate of 12.2% per annum;
(iii)	Annual growth rate of 1.0%; and
(iv)	1 Euro = USD 1.20.

        Growth is based on the number of vessels expected to be under management based on the shipbuilding contracts in place at the end of the year and the long-term strategy of the Group. Management believes that any reasonably possible further change in the key assumptions on which recoverable amount is based would not cause the carrying amount of the cash-generating unit to exceed its recoverable amount.